UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 20, 2017

 KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

151 S. El Camino Drive,
Beverly Hills, California 90212
(Address of principal executive offices, including zip code)

(310) 887-6400
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As previously disclosed in the Current Report on Form 8-K filed by Kennedy-Wilson Holdings, Inc. (“KW”) on October 20, 2017 (the “Initial Form 8-K”), on October 20, 2017, KW completed its acquisition of all of the outstanding shares (other than shares owned by KW or its subsidiaries or held in treasury) of Kennedy Wilson Europe Real Estate plc (“KWE”) by way of a court sanctioned scheme of arrangement (the “Scheme”) under Article 125 of the Companies (Jersey) Law. The Scheme was authorized by the Royal Court of Jersey on October 18, 2017 and became effective on October 20, 2017 upon the delivery of the Royal Court’s Order to the Registrar of Companies in Jersey.

This Amendment No. 1 to the Initial Form 8-K amends the Initial Form 8-K to include the financial statements of a business acquired required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of KWE as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 and the unaudited financial statements of KWE as of and for the six months ended June 30, 2017 and 2016 and the notes related thereto are filed as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of KWH for the year ended December 31, 2016 and as of and for the six months ended June 30, 2017, in each case giving effect to the acquisition of KWE, and the notes related thereto are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG.

99.1	Audited Financial Statements of Kennedy Wilson Europe Real Estate plc as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014.

99.2	Unaudited financial statements of Kennedy Wilson Europe Real Estate plc as of and for the six months ended June 30, 2017 and 2016.

99.3	Unaudited pro forma combined condensed financial statements of Kennedy-Wilson Holdings, Inc. for the year ended December 31, 2016 and as of and for the six months ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

Date: December 28, 2017	By:	/s/ Justin Enbody
	Name:	Justin Enbody
	Title:	Chief Financial Officer